                                                                    EXHIBIT 10.8

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Edmund T. Buckman, Jr. (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                             PERCENTAGE OF MONTHLY INSTALLMENT
                                             PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS          AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994          ENTITLED
     ------------------------------          -----------------------------------
                 1                                          20%
                 2                                          40%
                 3                                          60%
                 4                                          80%
                 5                                         100%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                   HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                     By:  /s/ Thomas A. Vann
----------------------                  -------------------------------
Ruby Adams                              Thomas A. Vann
Secretary

[Corporate Seal]                   Title:  President


                                   DIRECTOR:

                                   /s/ Edmund T. Buckman, Jr.       (Seal)
                                   --------------------------------
                                   Edmund T. Buckman, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Linley H. Gibbs, Jr. (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                          PERCENTAGE OF MONTHLY INSTALLMENT
                                          PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS       AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994       ENTITLED
     ------------------------------       -----------------------------------
                 1                                       12.5%
                 2                                       25.0%
                 3                                       37.5%
                 4                                       50.0%
                 5                                       62.5%
                 6                                       75.0%
                 7                                       87.5%
                 8                                      100.0%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10. Amendment.  This Agreement may not be amended, altered or
     ----------  ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11. Governing Law.  This Agreement, and the rights of the parties
     ----------  -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:     /s/ Thomas A. Vann
---------------------                       -----------------------------------
Ruby Adams                                  Thomas A. Vann
Secretary

[Corporate Seal]                    Title:  President


                                    DIRECTOR:

                                    /s/ Linley H. Gibbs, Jr.
                                    ----------------------------------- (Seal)
                                    Linley H. Gibbs, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick N. Holscher (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                          PERCENTAGE OF MONTHLY INSTALLMENT
                                          PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS       AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994       ENTITLED
     ------------------------------       -----------------------------------
                1                                       10%
                2                                       20%
                3                                       30%
                4                                       40%
                5                                       50%
                6                                       60%
                7                                       70%
                8                                       80%
                9                                       90%
                10                                      100%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the

Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10. Amendment.  This Agreement may not be amended, altered or
     ----------  ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11. Governing Law.  This Agreement, and the rights of the parties
     ----------  -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:     /s/ Thomas A. Vann
--------------------------                  ------------------------------------
Ruby Adams                                  Thomas A. Vann
Secretary

[Corporate Seal]                    Title:  President


                                    DIRECTOR:

                                    /s/ Frederick N. Holscher
                                    ----------------------------------- (Seal)
                                    Frederick N. Holscher

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick H. Howdy (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3. Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4. Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                             PERCENTAGE OF MONTHLY INSTALLMENT
                                             PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS          AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994          ENTITLED
     ------------------------------          -----------------------------------
                 1                                          12.5%
                 2                                          25.0%
                 3                                          37.5%
                 4                                          50.0%
                 5                                          62.5%
                 6                                          75.0%
                 7                                          87.5%
                 8                                         100.0%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                   HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                     By:  /s/ Thomas A. Vann
---------------------                   --------------------------------
Ruby Adams                         Thomas A. Vann
Secretary

[Corporate Seal]                   Title:  President

                                   DIRECTOR:

                                   /s/ Frederick H. Howdy
                                   ----------------------------- (Seal)
                                   Frederick H. Howdy

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Charles E. Parker (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                             PERCENTAGE OF MONTHLY INSTALLMENT
                                             PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS          AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994          ENTITLED
     ---------------------------------       -----------------------------------
                    1                                        10%
                    2                                        20%
                    3                                        30%
                    4                                        40%
                    5                                        50%
                    6                                        60%
                    7                                        70%
                    8                                        80%
                    9                                        90%
                    10                                      100%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the

Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                   HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                     By:  /s/ Thomas A. Vann
-------------------------               ---------------------------
Ruby Adams                              Thomas A. Vann
Secretary

[Corporate Seal]                   Title:  President


                                   DIRECTOR:

                                   /s/ Charles E. Parker, Jr.    (Seal)
                                   ------------------------------
                                   Charles E. Parker, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this 1st day of January, 1994 and amended and restated this the 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Thomas A. Vann (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
     ---------   --------------------
as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:


                                          PERCENTAGE OF MONTHLY INSTALLMENT
                                          PAYMENT STATED IN SECTION 1 OF THIS
     FULL NUMBER OF YEARS SERVED AS       AGREEMENT TO WHICH DIRECTOR IS
     DIRECTOR AFTER JANUARY 1, 1994       ENTITLED
     -----------------------------------  --------------------------------------
                     1                                     10%
                     2                                     20%
                     3                                     30%
                     4                                     40%
                     5                                     50%
                     6                                     60%
                     7                                     70%
                     8                                     80%
                     9                                     90%
                     10                                    100%

     Section 5.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets;
     ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.
----------------------------------------------

     The payments to the Director or his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the

Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

     Section 10.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 11.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Retirement Plan Agreement as of the day and year first above written.

                                       HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                         By: /s/ William L. Wall
------------------------------             --------------------------------
Ruby Adams                                 William L. Wall
Secretary

[Corporate Seal]                       Title:  Executive Vice President


                                       DIRECTOR:

                                       /s/ Thomas A. Vann
                                       --------------------------------- (Seal)
                                       Thomas A. Vann

                            HOME SAVINGS BANK, SSB
                     DIRECTOR'S RETIREMENT PLAN AGREEMENT
                   AS AMENDED AND RESTATED DECEMBER 14, 1995

                             --------------------

                                1996 Amendment

                             --------------------

          WHEREAS, Home Savings Bank, SSB (the "Bank") has entered into a Director's Retirement Plan Agreement (the "Agreement"), originally effective January 1, 1994 and as amended and restated effective December 14, 1995, with Directors E. Buckman, Jr., F. Howdy, C. Parker, Jr., F. Holscher, L. Gibbs, Jr.,
H. Lane, and T. Vann (the "Directors"); and

          WHEREAS, the Bank has authorized an amendment to the Agreement with each Director in order to address issues arising from the Bank's upcoming conversion from mutual to stock form;

          NOW, THEREFORE, pursuant to Section 10 of each Agreement, the Agreement with each Director is hereby amended as follows, effective immediately on execution hereof:

          1. The second paragraph of Section 6 is amended by replacing the words "merger of the Bank with or into another business entity or of an asset sale as described above" with the words "Change in Control as defined in Section 7 hereof."

          2. Section 7 of the Agreement shall be amended by adding the following paragraphs immediately at the end thereof:

               Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control (as defined in the last paragraph of this Section 8), the Bank shall (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Director has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Director, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

               At any time or from time to time following the Change in Control, the Director may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Director amounts designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Director the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Director pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Director) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Director and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

               Upon receiving the Director's release of all claims under this Agreement, the trustee of the Trust shall pay to the Bank or its successor in interest the entire balance remaining in the segregated account maintained for the benefit of the Director. The Director shall thereafter have no further interest in the Trust pursuant to this Agreement.

               For purposes of this Agreement, "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
          (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement entered into thereunder, other than as stated above.

     WHEREFORE, on this 23rd day of October, 1996, the Bank and each Director who is party to an Agreement hereby execute this 1996 Amendment to the Plan.

                                                HOME SAVINGS BANK, SSB

                                                By  /s/  Frederick H. Howdy
                                                  --------------------------
                                                     Its Chairman of the Board
October 23, 1996
-------------------------------                 Attest:   William L. Wall
Date                                                    ------------------------------------ (Seal)


                                                DIRECTORS


Brenda S. Ipoch                                 /s/ Edmund T. Buckman, Jr.
-----------------------------------             -------------------------------------------
Witness:                                        E. Buckman, Jr.

Brenda S. Ipoch                                 /s/ Frederick H. Howdy
-----------------------------------             -------------------------------------------
Witness:                                        F. Howdy

Brenda S. Ipoch                                 /s/ Charles E. Parker, Jr.
-----------------------------------             ---------------------------------------------
Witness:                                        C. Parker, Jr.

Brenda S. Ipoch                                 /s/ Frederick N. Holscher
-----------------------------------             -------------------------------------------
Witness:                                        F. Holscher

Brenda S. Ipoch                                 /s/ Linley H. Gibbs, Jr.
-----------------------------------             --------------------------------------------
Witness:                                        L. Gibbs, Jr.

Brenda S. Ipoch                                 /s/ Harold A. Lane
-----------------------------------             --------------------------------------------
Witness:                                        H. Lane

Brenda S. Ipoch                                 /s/ Thomas A. Vann
------------------------------------            -------------------------------------------
Witness:                                        T. Vann